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EXHIBIT 99.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Horizon Organic Holding Corporation, a Delaware corporation (the "Company"), does hereby certify with respect to the Current Report of the Company on Form 8-K dated August 14, 2002 as filed with the Securities and Exchange Commission (the "8-K Report") that:

  (1)
  the 8-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the 8-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated:	August 9, 2002
/s/ CHARLES F. MARCY Charles F. Marcy President and Chief Executive Officer of Horizon Organic Holding Corporation
Dated:	August 14, 2002
/s/ THOMAS P. BRIGGS Thomas P. Briggs Senior Vice President, Finance and Administration, Chief Financial Officer, and Secretary of Horizon Organic Holding Corporation

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  EXHIBIT 99.1